                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) January 31, 2000
                                                 ----------------


                               Alpha Microsystems
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        California                     0-10558                   95-3108178
-----------------------------        ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


2722 South Fairview Street, Santa Ana, California                   92704
-------------------------------------------------            -------------------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (714) 957-8500
                                                   ---------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

         On January 31, 2000, Alpha Microsystems (the "Company") completed the sale of substantially all of the assets associated with its Alpha Micro Services Division ("AMSO") and its Alpha Micro Operating System ("AMOS") computer hardware manufacturing division (collectively the "Business") to R.E. Mahmarian Enterprises, LLC ("REM") for consideration of approximately $3.2 million, consisting primarily of liabilities of the Business that were assumed by REM. The Company also received a ten percent contingent interest upon the occurrence of certain liquidity events involving REM following its acquisition of the Business. REM is owned by Richard E. Mahmarian, a current member of the Company's Board of Directors. The financial terms of the transaction were negotiated by management of the Company and REM, and the sale of the Business to REM was approved by a special committee of the Company's Board of Directors. In addition, the Company received an opinion from an investment banking firm that the consideration received in the transaction was fair from a financial point of view.

         Assets of the Business sold to REM include certain accounts receivable, prepaid expenses, other current and non-current assets, inventories, fixed assets, IT service contracts and capitalized software development costs. The Company has granted REM the right to use the name Alpha Microsystems, all trade names, logos and trademarks associated with AMSO and AMOS and has entered into a five-year license agreement providing REM the right to use the Company's AlphaCONNECT technology currently being utilized by the Business for REM's internal use in continuing operations of the Business. Additionally, the Company has agreed to sublease to REM the portion of the Santa Ana, California facility presently occupied by the Business.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro Forma Financial Information:

             Unaudited Pro Forma Condensed Consolidated Financial Statements

         (c) Exhibits:

               10.1 -- Asset Purchase Agreement dated as of December 31, 1999, incorporated herein by reference to Exhibit 10.1 of Form 8-K Current Report dated January 14, 2000.

               10.2 -- Amendment No. 1 to Asset Purchase Agreement dated
                       January 31, 2000.

               99.1 -- Press release dated February 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 15, 2000                    ALPHA MICROSYSTEMS


                                           By: /s/ Robert O. Riiska
                                               ---------------------------------
                                                   Robert O. Riiska
                                                   Chief Financial Officer


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

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

         On January 31, 2000, Alpha Microsystems (the "Company") completed the sale of substantially all of the assets associated with its Alpha Micro Services Division ("AMSO") and its Alpha Micro Operating System ("AMOS") computer hardware manufacturing division (collectively the "Business") to R.E. Mahmarian Enterprises, LLC ("REM") for consideration of approximately $3.2 million, consisting primarily of liabilities of the Business that were assumed by REM. The Company also received a ten percent contingent interest upon the occurrence of certain liquidity events involving REM following its acquisition of the Business. REM is owned by Richard E. Mahmarian, a current member of the Company's Board of Directors. The financial terms of the transaction were negotiated by management of the Company and REM, and the sale of the Business to REM was approved by a special committee of the Company's Board of Directors. In addition, the Company received an opinion from an investment banking firm that the consideration received in the transaction was fair from a financial point of view.

         In a separate transaction dated November 18, 1999, and as previously reported, the holder of the Company's outstanding redeemable preferred stock, Hampshire Equity Partners, II, purchased an additional $5.0 million of exchangeable redeemable preferred stock on essentially the same terms as the currently outstanding redeemable preferred stock that is included in shareholders' equity as of September 30, 1999. The preferred holder also received warrants to purchase an additional 2,971,620 shares of common stock at $2.50 per share.

         The following pro forma financial data of the Company consists of an Unaudited Pro Forma Condensed Consolidated Balance Sheet, a 1999 Nine Month Unaudited Pro Forma Condensed Consolidated Statement of Operations (the "1999 Nine Month Pro Forma Statement of Operations"), a 1998 Ten Month Transition Period Unaudited Pro Forma Condensed Consolidated Statement of Operations (the "1998 Ten Month Transition Period Pro Forma Statement of Operations"), and together the "Pro Forma Statements".

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if both the sale of certain assets to REM and the issuance of $5.0 million of exchangeable redeemable preferred stock occurred on September 30, 1999. The 1999 Nine Month Pro Forma Statement of Operations is presented as if the respective transactions were consummated on December 31, 1998. The 1998 Ten Month Transition Period Pro Forma Statement of Operations is presented as if the respective transactions were consummated on February 22, 1998.

         The Pro Forma Statements reflect preliminary estimates of the value of assets sold, the consideration received and transaction costs associated with the sale of certain assets to REM, as well as costs associated with the issuance of $5.0 million of exchangeable redeemable preferred stock.

         The Pro Forma Statements should be read in conjunction with the historical financial statements of the Company, the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1999 and the Company's Transition Report on Form 10-K for the ten month transition period ended December 31, 1998. The Pro Forma Statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The Pro Forma Statements do not purport to represent what the Company's financial position or results of operations would actually have been if the aforementioned transactions in fact had occurred on such date or at the beginning of the periods indicated or to project the Company's financial position or results of operations at any future date or for any future periods.


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

                               ALPHA MICROSYSTEMS

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        (In thousands, except share data)

                                                                       Pro forma       Pro forma        Pro forma
                                                       September 30,  Adjustments     Adjustments     September 30,
                                                           1999       Investment         Sale             1999
                                                       ------------   ----------      -----------     ------------
ASSETS

Current assets:
   Cash and cash equivalents                            $    517      $  4,950(a)      $     --         $  5,467
   Restricted cash                                           300            --               --              300
   Accounts receivable, net of allowance for
     doubtful accounts of $657                             7,604            --           (1,860)(d)        5,744
   Prepaid expenses and other current assets               1,152            --             (549)(d)          603
                                                        --------      --------         --------         --------
     Total current assets                                  9,573         4,950           (2,409)          12,114

Property and equipment, net of accumulated
     depreciation of $9,963                                5,341            --           (3,126)(d)        2,215
Goodwill, net                                              8,060            --               --            8,060
IT service contracts, net                                    637            --             (637)(d)           --
Software development costs, net                              582            --             (287)(d)          295
Other intangibles, net                                       170            --               --              170
Other assets                                                 487            --              (34)(d)          453
                                                        --------      --------         --------         --------
                                                        $ 24,850      $  4,950         $ (6,493)        $ 23,307
                                                        ========      ========         ========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Bank borrowings                                      $  2,250      $     --         $     --         $  2,250
   Accounts payable                                        2,577            --               --            2,577
   Accrued compensation                                    1,028            --             (272)(e)          756
   Deferred revenue                                        3,814            --               --            3,814
   Other accrued liabilities                               1,074            --              (13)(e)        1,501
                                                                                            440 (f)
                                                        --------      --------         --------         --------
     Total current liabilities                            10,743            --              155           10,898

Long-term debt                                               530            --              (30)(e)          500
Other long-term liabilities                                  134            --               --              134

Redeemable preferred stock, no par value; 2,501
   issued and outstanding, liquidation value $2,556        2,170            --               --            2,170

Shareholders' equity:
   Redeemable preferred stock, no par value,
     5,000,000 shares authorized; 12,500
     issued and outstanding, 17,500 pro forma;
     liquidation value $12,781 actual, $17,781
     pro forma                                            10,693         4,059(b)            --           14,752
   Common stock, no par value; 40,000,000
     shares authorized, 11,629,820 shares issued
     and outstanding                                      32,825            --               --           32,825
   Warrants                                                1,764           891(b)            --            2,655
   Accumulated deficit                                   (34,046)           --           (6,618)(g)      (40,664)
   Accumulated other comprehensive income                     37            --               --               37
                                                        --------      --------         --------         --------
     Total shareholders' equity                           11,273         4,950           (6,618)           9,605

                                                        --------      --------         --------         --------
                                                        $ 24,850      $  4,950         $ (6,493)        $ 23,307
                                                        ========      ========         ========         ========


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

                               ALPHA MICROSYSTEMS

    1999 NINE MONTH PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                                                                             Pro forma
                                                                    Nine Months Ended                    Nine Months Ended
                                                                      September 30,      Pro forma         September 30,
                                                                          1999          Adjustments            1999
                                                                    -----------------   -----------        -------------
Net sales:
  IT Services                                                           $ 24,050         $(12,380)(h)        $ 11,670
  Product                                                                  3,578           (3,393)(h)             185
                                                                        --------         --------            --------
     Total net sales                                                      27,628          (15,773)             11,855
                                                                        --------         --------            --------

Cost of sales:
  IT Services                                                             17,936           (9,937)(h)           7,999
  Product                                                                  2,632           (2,619)(h)              13
                                                                        --------         --------             -------
     Total cost of sales                                                  20,568          (12,556)              8,012
                                                                        --------         --------             -------

Gross margin                                                               7,060           (3,217)              3,843

Operating expenses:
  Selling, general and administrative                                      8,414           (4,868)(h)            3,546
  Engineering, research and development                                      949             (800)(h)              149
                                                                        --------         --------             --------
     Total operating expenses                                              9,363           (5,668)               3,695
                                                                        --------         --------             --------

(Loss) income from operations                                             (2,303)           2,451                 148

Other expense (income):
  Interest income                                                            (60)              --                 (60)
  Interest expense                                                           133               --                 133
  Other expense (income), net                                               (196)              --                (196)
                                                                        --------         --------            --------
     Total other expense (income)                                           (123)              --                (123)
                                                                        --------         --------            --------

(Loss) income before taxes                                                (2,180)           2,451                 271
Income tax expense                                                            50               --                  50
                                                                        --------         --------            --------
(Loss) income from continuing operations                                $ (2,230)        $  2,451            $    221
                                                                        ========         ========            ========

Computation of (loss) income from continuing operations
  to common shares:
     (Loss) income from continuing operations                           $ (2,230)        $  2,451            $    221
     Dividends on Redeemable Preferred Stock                              (1,012)            (338)(c)          (1,350)
     Accretion of redemption value on Redeemable Preferred Stock             (66)              --                 (66)
                                                                        --------         --------            --------
     (Loss) income from continuing operations attributable
       to common shares                                                 $ (3,308)        $  2,113            $ (1,195)
                                                                        ========         ========            ========

Basic and diluted (loss) income from continuing operations
  per share                                                             $  (0.29)                            $  (0.10)
                                                                        ========                             ========
Number of shares used in computing
  basic and diluted per share amounts                                     11,594                               11,594
                                                                        ========                             ========


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

                               ALPHA MICROSYSTEMS

     1998 TEN MONTH PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)

                                                                                                     Pro forma
                                                              Ten Months Ended                     Ten Months Ended
                                                                December 31,      Pro forma          December 31,
                                                                   1998          Adjustments            1998
                                                              ----------------   -----------       ---------------
Net sales:
  IT Services                                                    $ 20,072         $(12,224)(h)        $  7,848
  Product                                                           4,068           (3,824)(h)             244
                                                                 --------         --------            --------
     Total net sales                                               24,140          (16,048)              8,092
                                                                 --------         --------            --------

Cost of sales:
  IT Services                                                      17,222          (10,590)(h)           6,632
  Product                                                           3,772           (2,899)(h)             873
                                                                 --------         --------            --------
     Total cost of sales                                           20,994          (13,489)              7,505
                                                                 --------         --------            --------

Gross margin                                                        3,146           (2,559)                587

Operating expenses:
  Selling, general and administrative                               8,674           (4,103)(h)           4,571
  Engineering, research and development                             1,173           (1,032)(h)             141
  Impairment of long-lived assets                                   2,438             (978)(i)           1,460
                                                                 --------         --------            --------
     Total operating expenses                                      12,285           (6,113)              6,172
                                                                 --------         --------            --------

Loss from operations                                               (9,139)           3,554              (5,585)

Other expense (income):
  Interest income                                                     (88)              --                 (88)
  Interest expense                                                    106               --                 106
  Other expense (income), net                                         370               --                 370
                                                                 --------         --------            --------

     Total other expense (income)                                     388               --                 388
                                                                 --------         --------            --------

Loss before taxes                                                  (9,527)           3,554              (5,973)
Income tax expense                                                     15               --                  15
                                                                 --------         --------            --------
Loss from continuing operations                                  $ (9,542)        $  3,554            $ (5,988)
                                                                 ========         ========            ========

Computation of loss from continuing operations
  to common shares:
     Loss from continuing operations                             $ (9,542)        $  3,554            $ (5,988)
     Dividends on Redeemable Preferred Stock                         (364)            (375)(c)            (739)
     Accretion of redemption value on Redeemable
       Preferred Stock                                                (72)              --                 (72)
                                                                 --------         --------            --------
     Loss from continuing operations attributable
       to common shares                                          $ (9,978)        $  3,179            $ (6,799)
                                                                 ========         ========            ========

Basic and diluted loss from continuing operations
  per share                                                      $  (0.90)                            $  (0.62)
                                                                 ========                             ========
Number of shares used in computing
  basic and diluted per share amounts                              11,029                               11,029
                                                                 ========                             ========


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

                               ALPHA MICROSYSTEMS

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.       Purchase of Additional Exchangeable Redeemable Preferred Stock

         On November 18, 1999, pursuant to Amendment No. 3 to the Securities Purchase Agreement dated as of August 7, 1998, the holder of the Company's outstanding redeemable preferred stock, Hampshire Equity Partners, II, purchased an additional $5.0 million of exchangeable redeemable preferred stock on essentially the same terms as the currently outstanding redeemable preferred stock that is included in shareholders' equity as of September 30, 1999. The preferred holder also received warrants to purchase an additional 2,971,620 shares of common stock at $2.50 per share.

         (a) Receipt of gross proceeds of $5.0 million, net of direct transaction costs of $50,000.

         (b) The preliminary application of net proceeds to redeemable preferred stock and warrants results in the following:

             Redeemable preferred stock                         $4,059
             Warrants                                              891
                                                                ------
             Proceeds, net of direct transaction costs          $4,950
                                                                ======

         (c) To record dividend on redeemable preferred stock to compute net income allocable to common shareholders.

2.       Sale of Certain Assets to R.E. Mahmarian Enterprises, LLC

         On January 31, 2000, Alpha Microsystems (the "Company") completed the sale of substantially all of the assets associated with its Alpha Micro Services Division ("AMSO") and its Alpha Micro Operating System ("AMOS") computer hardware manufacturing division (collectively the "Business") to R.E. Mahmarian Enterprises, LLC ("REM") for consideration of approximately $3.2 million, consisting primarily of liabilities of the Business that were assumed by REM. The Company also received a ten percent contingent interest upon the occurrence of certain liquidity events involving REM following its acquisition of the Business. REM is owned by Richard E. Mahmarian, a current member of the Company's Board of Directors.

         (d) Assets sold to REM include the following at historical book value:

               Accounts receivable                                $1,860
               Prepaid expenses and other current assets             549
               Property and equipment, net                         3,126
               IT service contracts, net                             637
               Software development costs, net                       287
               Other assets                                           34
                                                                  ------
                                                                  $6,493
                                                                  ======

         (e) Consideration received from REM includes the assumption of the following liabilities of the Business:

               Deferred revenue                                   $2,932
               Accrued compensation                                  272
               Other accrued liabilities                              13
               Long-term debt                                         30
                                                                  ------
                                                                  $3,247
                                                                  ======

             The deferred revenue amount noted above remains as a liability of the Company on the date of the transaction and will be amortized over the remaining lives of the underlying customer contracts. Prepaid commissions relating to the deferred revenue will be expensed over the remaining lives of the applicable customer contracts.


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

             In accordance with SEC Staff Accounting Bulletin 81 "Gain Recognition on the Sale of a Business or Operating Assets to a Highly Leveraged Entity", no value has been ascribed to the Company's ten percent contingent interest upon certain liquidity events involving REM following its acquisition of the Business.

         (f) Direct transaction costs, restructuring charges and rent concessions to buyer are preliminarily estimated to be approximately $440,000.

         (g) To record the estimated loss on disposition.

         (h) To eliminate the operating results of the Business.

         (i) To reverse the charge for impairment of long-lived assets relating to the Business.

3.       Per share calculations

         The aggregate weighted average common share amounts represent the weighted average common shares of the Company. Common stock equivalents have not been included in the calculations as they are anti-dilutive.


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

                                 EXHIBIT INDEX

   Exhibit
   Number               Description
   -------              -----------

     10.1 -- Asset Purchase Agreement dated as of December 31, 1999, incorporated herein by reference to Exhibit 10.1 of Form 8-K Current Report dated January 14, 2000.

     10.2 -- Amendment No. 1 to Asset Purchase Agreement dated
             January 31, 2000.

     99.1 -- Press release dated February 1, 2000.